UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 22, 2019, pursuant to Article III of the Company's Amended and Restated Bylaws, the Board of Directors (the "Board") expanded the size of the Board and appointed Ben Xiang to the Board, bringing the number of Board members to eleven. Mr. Xiang's term will continue until the Company's next Annual Meeting of Shareholders ("Annual Meeting"), or his resignation or removal, if earlier. Also, effective as of the date of the Company's next Annual Meeting, three directors will be retiring pursuant to the Company's Corporate Governance Guidelines, and the number of directors will be reduced to eight.

There are no family relationships between Mr. Xiang and any director or executive officer of the Company. The Board further determined that Mr. Xiang is an independent director within the meaning of the Nasdaq Marketplace Rules. Mr. Xiang will receive an annual compensation of $82,500 in cash and on September 25, 2019, will receive $76,875 in restricted stock, which will be the same as compensation of the outside directors serving on the Board at that time. Mr. Xiang also received an initial restricted stock grant of 191 shares on July 22, 2019, pursuant to ePlus' 2017 Non-Employee Director Long-Term Incentive Plan. The shares will vest over two years as follows: one-half will vest on the first anniversary of the grant and the remaining half will vest on the second anniversary of the grant. Mr. Xiang, who is 34 years old, will be appointed to Board committees in the near future.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release dated July 25, 2019, issued by ePlus inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: July 25, 2019